SECOND AMENDMENT AND WAIVER
                               TO CREDIT AGREEMENT
                               -------------------


             SECOND AMENDMENT AND WAIVER, dated as of January 31, 2002, to the Credit Agreement referred to below (this "Amendment") among Agway, Inc., a
                                              ---------
Delaware corporation, Feed Commodities International LLC, a Delaware limited liability company, Brubaker Agronomic Consulting Service LLC, a Delaware limited liability company, Agway General Agency, Inc., a New York corporation, Country Best Adams, LLC, a Delaware limited liability company, Country Best-DeBerry LLC, a Delaware limited liability company, Agway Energy Products LLC, a Delaware limited liability company ("AEP"), Agway Energy Services-PA, Inc., a Delaware
                              ---
corporation, and Agway Energy Services, Inc., a Delaware corporation, (the foregoing entities are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower");the other Credit Parties signatory
 ---------                         --------
hereto; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent for
                      ----------
Lenders, and the other Lenders signatory hereto from time to time.

                               W I T N E S S E T H
                               - - - - - - - - - -

            WHEREAS, Borrowers, the other Credit Parties signatory thereto, Agent, and Lenders signatory thereto are parties to that certain Credit Agreement, dated as of March 28, 2001 (including all annexes, exhibits and schedules thereto, and as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and
                        ----------------

             WHEREAS, Agent and Lenders have agreed to amend and waive certain provisions of the Credit Agreement, in the manner, and on the terms and conditions, provided for herein;

             NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

             1.    Definitions.   Capitalized terms not otherwise defined herein
                   -----------
shall  have  the  meanings  ascribed  to them in the Credit Agreement or Annex A
                                                                         -------
thereto.

             2.    Waiver.         The parties hereto acknowledge that Borrowers
                   ------
failed  to  comply  with  the  following covenants set forth in Section 6.10 and
                                                                ------------
Annex G of the Credit Agreement for the period commencing December 23, 2000  and
-------
ending December 31, 2001:

                   (a)      Minimum EBITDA (Agway Operations); and

                   (b)      Minimum Senior Interest Coverage Ratio.

             Agent and Lenders hereby waive as of the Amendment Effective Date all Events of Default arising solely from Borrowers' failure to comply with such covenants for the period commencing December 23, 2000 and ending December 31, 2001.

             3.    Annex G  of  the Credit Agreement is hereby amended as of the
                   -------
Amendment Effective Date by deleting (i) the financial covenant for Minimum EBITDA (Agway Operations) for the period December 23, 2000 through December 31, 2001 in the amount of $8,300,000 and inserting in lieu thereof a financial covenant for Minimum EBITDA (Agway Operations) for the period December 23, 2000 through December 31, 2001 in the amount of $4,200,000 and (ii) the financial covenant for Minimum Senior Interest Coverage Ratio for the period of four Fiscal Quarters commencing December 23, 2000 and ending December 31, 2001 of ".80x" and inserting in lieu thereof a financial covenant for Minimum Senior Interest Coverage Ratio for the period of Four Fiscal Quarters commencing December 23, 2000 and ending December 31, 2001 of ".45x".

             4.    Amendment Fee. To induce Agent and Lenders to enter into this
                   -------------
Amendment, Borrowers hereby agree to pay Agent, for the ratable benefit of Lenders, an amendment fee in the amount of $125,000 in immediately available funds, payable on the Amendment Effective Date.

             5.    Representations and Warranties.  To induce Agent and  Lenders
                   ------------------------------
to enter into this Amendment, Borrowers make the following representations and warranties to Agent and Lenders:

                   (a) The execution, delivery and performance of this Amendment and the performance of the Credit Agreement, as amended by this Amendment (the "Amended Credit Agreement"), by Borrowers: (a) are within each Borrower's
 --------------------------
organizational power; (b) have been duly authorized by all necessary or proper corporate and shareholder action; (c) do not contravene any provision of any Borrower's charter or bylaws or equivalent organizational documents; (d) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Borrower is a party or by which any Borrower or any of its property is bound; (f) do not result in the creation or imposition of any Lien upon any of the property of any Borrower other than those in favor of Agent pursuant to the Loan Documents; and (g) do not require the consent or approval of any Governmental Authority or any other Person.

             (b) This Amendment has been duly executed and delivered by or on behalf of Borrowers.

             (c) Each of this Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each Borrower and each of the other Credit Parties party thereto, enforceable against each in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

             (d) No Default has occurred and is continuing after giving effect to this Amendment.

             (e) No action, claim, lawsuit, demand, investigation or proceeding is now pending or, to the knowledge of any Credit Party, threatened against any Credit Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any Governmental Authority, or before any arbitrator or panel of arbitrators, (i) which challenges any Borrower's or, to the extent applicable, any other Credit Party's right, power, or competence to enter into this Amendment or perform any of their respective obligations under this Amendment, the Amended Credit Agreement or any other Loan Document, or the validity or enforceability of this Amendment, the Amended
Credit Agreement or any  other  Loan  Document  or  any  action taken under this
Amendment, the Amended Credit Agreement or any other Loan Document or (ii) except for items on Disclosure Schedule (3.13) or notifications sent to Agent
                      --------------------------
since the Closing Date, which if determined adversely, is reasonably likely to have or result in a Material Adverse Effect. Except for items on Disclosure
                                                                      ----------
Schedule (3.13) or  notifications  sent  to Agent since the Closing Date, to the
---------------
knowledge of each Borrower, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

             (f) The representations and warranties of each Borrower and the other Credit Parties contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the Amendment Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

             6.    No  Other  Amendments/Waivers.  Except  as  expressly amended
                   -----------------------------
herein, the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. In addition, except as specifically provided herein, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Agent, for itself and Lenders, may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

             7.    Outstanding Indebtedness; Waiver of Claims. Each Borrower and
                   ------------------------------------------
the other Credit Parties hereby acknowledges and agrees that as of January 31, 2002 the aggregate outstanding principal amount of the Revolving Loan is $00.00 and that such principal amount is payable pursuant to the Credit

Agreement without defense, offset, withholding, counterclaim or deduction of any kind. Borrowers and each other Credit Party hereby waives, releases, remises and forever discharges Agent, Lenders and each other Indemnified Person from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the Credit Agreement (collectively, "Claims"), whether based in contract, tort, implied or express warranty, strict
 ------
liability, criminal or civil statute or common law of any kind or character, known or unknown, which any Borrower or any other Credit Party ever had, now has or might hereafter have against Agent or Lenders which relates, directly or indirectly, to any acts or omissions of Agent, Lenders or any other Indemnified Person on or prior to the Amendment Effective Date, provided, that no Borrower
                                                    --------
nor any other Credit Party waives any Claim solely to the extent such Claim relates to the Agent's or any Lender's gross negligence or willful misconduct.

             8.    Expenses.  Each  Borrower and the other Credit Parties hereby
                   --------
reconfirms its respective obligations pursuant to Sections 1.9  and  11.3 of the
                                                  ------------       ----
Credit Agreement and pursuant to the GE Capital Fee Letter, to pay and reimburse Agent, for itself and Lenders, for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

             9.    Effectiveness.  This Amendment shall become  effective as  of
                   -------------
January 31, 2002 (the "Amendment Effective Date") only upon satisfaction in full
                       ------------------------
in the judgment of Agent of each of the following conditions:

                   (a)   Amendment.  Agent shall have received ten (10) original
                         ---------
copies of this Amendment duly executed and delivered by Agent, the Requisite Lenders and Borrowers.

                   (b)   Payment of Expenses. Borrowers shall have paid to Agent
                         -------------------
all costs, fees and expenses owing in connection with this Amendment and the other Loan Documents and due to Agent (including, without limitation, reasonable legal fees and expenses).

                   (c)   Representations and Warranties.   The   representations
                         ------------------------------
and warranties of or on behalf of the Credit Parties in this Amendment shall be shall be true and correct on and as of the Amendment Effective Date.

             10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

             11.   Counterparts.  This Amendment may be executed by the  parties
                   ------------
hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                    BORROWERS

                                    AGWAY, INC.
                                    FEED COMMODITIES INTERNATIONAL LLC
                                    BRUBAKER AGRONOMIC CONSULTING
                                        SERVICE LLC
                                    COUNTRY BEST-DEBERRY LLC
                                    AGWAY ENERGY PRODUCTS LLC
                                    AGWAY ENERGY SERVICES-PA, INC.
                                    AGWAY ENERGY SERVICES, INC.
                                    COUNTRY BEST ADAMS, LLC



                                    By:    /s/ Karen J. Ohliger
                                           ------------------------
                                    Name:  Karen J. Ohliger
                                           ------------------------
                                    Title: Treasurer
                                           ------------------------



                                    AGWAY GENERAL AGENCY, INC.


                                    By:    /s/ Karen J. Ohliger
                                           ------------------------
                                    Name:  Karen J. Ohliger
                                           ------------------------
                                    Title: Assistant Treasurer
                                           ------------------------


                                    LENDERS

                                    COBANK, ACB


                                    By:    /s/ Kenneth E. Hide
                                           ------------------------
                                    Name:  Kenneth E. Hide
                                           ------------------------
                                    Title: Vice President
                                           ------------------------

                                    COOPERATIEVE CENTRALE RAIFFEISEN-
                                    BOERENLEEN BANK B.A., "Rabobank Nederland"
                                    New York Branch


                                    By:    /s/ Kimberly English, Ian Reece
                                           ------------------------------------
                                    Name:  Kimberly English,  Ian Reece
                                           ------------------------------------
                                    Title: Vice President,    Managing Director
                                           ------------------------------------


                                    GMAC BUSINESS CREDIT, LLC


                                    By:    /s/ Raymond Zilke
                                           ------------------------
                                    Name:  Raymond Zilke
                                           ------------------------
                                    Title: AVP
                                           ------------------------


                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as Agent and Lender


                                    By:    /s/ Pieter H. Smit
                                           ------------------------
                                    Name:  Pieter H. Smit
                                           ------------------------
                                    Title:  Its Duty Authorized Signatory